Tamboran Resources Corporation ARBN 672 879 024 Tower One, International Towers Suite 1, Level 39, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia +61 2 8330 6626 www.tamboran.com ` Tamboran to acquire Falcon Oil & Gas Ltd. to create ~2.9-million-acre Beetaloo Basin leader Highlights • Tamboran Resources and Falcon Oil & Gas Ltd. (TSXV: FO, AIM: FOG) (Falcon) have entered into a definitive agreement to create a ~2.9 million net prospective acre Beetaloo Basin leader across the majority of the Beetaloo depocenter. • The combination of Tamboran and Falcon is a logical consolidation of two leading Beetaloo Basin businesses and creates a company with a pro forma market capitalization of >US$500 million. • Under the transaction, Tamboran will acquire Falcon via the acquisition of all its subsidiaries in exchange for 6,537,503 shares of Tamboran NYSE Common Stock and a cash consideration of US$23.7 million. • On completion, Falcon will distribute Tamboran shares to eligible shareholders of Falcon at an exchange ratio of 0.00687 shares of Tamboran NYSE Common Stock for each Falcon Common Stock. Falcon shareholders will own ~26.8% of the pro forma business. Tamboran stockholders will own the remaining 73.2%. • The transaction values Falcon’s subsidiaries at C$239 million (US$172 million), at an implied offer price of C$0.2154 per share. This reflects a 19.7% premium of the closing price of Falcon on the TSX on September 29, 2025 and a 53.2% premium to the 90-day traded VWAP. • The acquisition is accretive to Tamboran stockholders given the implied acreage value of US$169 per acre reflects a 4% discount to Tamboran’s current implied acreage value of US$176 per acre. • The transaction aims to strengthen Tamboran’s working interest in the Phase 2 Development Area to 80.62% ahead of the previously announced farmout process and creates further alignment with Daly Waters Energy, LP (DWE) across the entire EP 76, 98 and 117 acreage following completion of the previously announced checkerboard process. • The transaction has been unanimously approved by the Board of Directors of Tamboran and Falcon and is expected to close in 1Q 2026, subject to satisfaction of closing conditions, including the approval by Falcon shareholders of the transaction and the approval by Tamboran stockholders of the issuance of the Tamboran NYSE Common Stock. ANNOUNCEMENT September 30, 2025 Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)

2 Tamboran Resources Corporation Chairman and Interim CEO, Richard Stoneburner, said: “The transaction between Tamboran and Falcon is a logical consolidation of two of the Beetaloo Basin’s most active companies. The transaction will also strengthen Tamboran’s acreage position across the majority of the Beetaloo depocenter following the checkerboarding process with DWE. “Tamboran will have approximately 2.9 million net prospective acres across the Beetaloo Basin, including 22.5% non-operating interest in all DWE checkers. “Strategically, we believe this transaction will strengthen our ownership over the Phase 2 Development Area, where we are currently undertaking a farmout process with RBC Capital Markets. This will allow us to sell down a larger position to a new partner while maintaining a material working interest over acreage. “We recognize Philip and the Falcon shareholders for their work in identifying the opportunity of the Beetaloo Basin and bringing in key historic partners including Hess Corporation and Origin Energy to help de-risk the play.” Falcon Oil & Gas Ltd. Chief Executive Officer, Philip O'Quigley, said: “This transaction brings Falcon’s shareholders’ interests in the Beetaloo directly to the centre of operations and provides our shareholders with greater exposure to all activities carried out by Tamboran. “Upon closing of the transaction, Falcon shareholders will benefit from the increased exposure to the critically important pilot development currently underway in the Beetaloo. In addition, this transaction will remove any uncertainty around Falcon’s participation in the farmout of the Phase 2 Development Area, as previously announced by Tamboran. It has been a pleasure to work with Dick Stoneburner and his team in bringing this transaction to our shareholders.” Transaction The transaction will be structured as a Plan of Arrangement under the Business Corporations Act (British Columbia), whereby Tamboran will acquire the equity interests of each of the subsidiaries of Falcon in exchange for 6,537,503 shares of Tamboran NYSE Common Stock and a cash consideration of US$23.7 million. Following completion of the transaction, Falcon shareholders are expected to own ~26.8% of the pro forma business. Following completion of the transaction, eligible common shareholders of Falcon will be entitled to receive shares of Tamboran NYSE Common Stock that are distributed by Falcon based on an exchange ratio of 0.00687 shares of Tamboran Common Stock for each Falcon Common Stock.

3 Further details regarding the process for Falcon shareholders to receive their consideration will be provided in the information circular and proxy statement to be delivered by Falcon in connection with the solicitation of proxies to obtain Falcon shareholder approval of the proposed transaction. The transaction has been unanimously approved by the Board of Directors of Tamboran and Falcon and is expected to close in the first quarter of 2026, subject to satisfaction of closing conditions, including the approval by Falcon shareholders of the transaction and the approval by Tamboran stockholders of the issuance of the Tamboran NYSE Common Stock. The closing is also subject to shareholder approval by the 1.9% owners of Falcon Oil & Gas Australia Ltd (Falcon Australia), which is a public unlisted company in which Falcon owns 98.1% of the issued share capital. The approval is required under Item 7, Section 611 of the Corporations Act of Australia. On completion, Dick Stoneburner will remain Chairman and Interim CEO and no changes to the Board of Directors of Tamboran are planned. Indicative timeline Event Date Arrangement Agreement Arrangement Agreement (“AA”) and related agreements signed September 30, 2025 Drafting and reviewing Target and Tamboran proxy circular and related meeting materials October 2025 File Preliminary Proxy Statement with SEC October 30, 2025 Target fixes Court date for Interim Order hearing November 20, 2025 Initial SEC review period of Tamboran preliminary proxy statement expires November 10 - 30, 2025 Item 7 Resolution to Falcon Oil & Gas Australia Limited Shareholder December 15, 2025 File Definitive Proxy Statement Target and Tamboran fix and announce Record Dates and Meeting Dates and file required notices to regulators and exchanges December 19, 2025 Record Date for Target and Tamboran Meetings January 22, 2026 Interim Court application and Interim Order Obtained TBD Target and Tamboran Meetings Held TBD Obtain Final Court Order ‘Fairness Hearing’ TBD Closing February 1, 2026 Timing is indicative only. Dates are subject to change due to certain items, including regulatory review and court approval.

4 Advisors Latham & Watkins LLP, Torys LLP, White & Case LLP and Lakatos, Köves and Partners (LKT) are serving as legal advisors to Tamboran. Cavendish Capital Markets Limited is acting as exclusive financial advisor and Borden Ladner Gervais LLP is acting as legal advisor to Falcon and McCullough Robertson is acting as legal advisors to Falcon Oil & Gas Australia Limited. This announcement was approved and authorised for release by Dick Stoneburner, the Chairman and Interim Chief Executive Officer of Tamboran Resources Corporation. Investor enquiries: +61 2 8330 6626 Investors@tamboran.com Media enquiries: +61 2 8330 6626 Media@tamboran.com

5 Figure 1: Tamboran acreage position across the Beetaloo Basin depocenter

6 About Tamboran Resources Corporation Tamboran Resources Corporation (“Tamboran” or the “Company”), through its subsidiaries, is the largest acreage holder and operator with approximately 1.9 million net prospective acres in the Beetaloo Sub- basin within the Greater McArthur Basin in the Northern Territory of Australia. Tamboran’s key assets include a 47.5% operating interest over 20,309 acres in the proposed northern Pilot Area, a 38.75% non-operating interest over 20,309 acres in the proposed southern Pilot Area, a 58.13% operating interest in the proposed Phase 2 development area covering 406,693 acres, a 67.83% operated interest over 219,030 acres in a proposed Retention License 10, a 77.5% operating interest across 1,487,418 acres over ex-EPs 76, 98 and 117, a 100% working interest and operatorship in EP 136 and a 25% non-operated working interest in EP 161, which are all located in the Beetaloo Basin. The Company has also secured ~420 acres (170 hectares) of land at the Middle Arm Sustainable Development Precinct in Darwin, the location of Tamboran’s proposed NTLNG project. About Falcon Oil & Gas Ltd. Falcon Oil & Gas Ltd is an international oil & gas company engaged in the exploration and development of unconventional oil and gas assets, with the current portfolio focused in Australia. Falcon Oil & Gas Ltd is incorporated in British Columbia, Canada and headquartered in Dublin, Ireland. Forward-Looking Statements Certain statements in this news release concerning the transaction, including any statements regarding the expected timetable for completing the transaction, the results, effects, benefits and synergies of the transaction, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Tamboran’s or Falcon’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on management’s current expectations, assumptions and estimates on the date hereof, and there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Tamboran’s or Falcon’s plans and expectations with respect to the transaction, timing of closing, and the anticipated impact of the transaction on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward- looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

7 These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that stockholders of Tamboran may not approve the issuance of new shares of Tamboran common stock in the transaction or that shareholders of Falcon may not approve the transaction; the risk that a condition to closing of the transaction may not be satisfied; that either party may terminate the arrangement agreement or that the closing of the transaction might be delayed or not occur at all; the outcome of any legal proceedings that may be instituted against Tamboran or Falcon; reputational risks and potential adverse reactions from or changes to the relationships with the companies’ employees or other business partners of Tamboran or Falcon, including those resulting from the announcement or completion of the transaction; the diversion of management time on transaction-related issues; the dilution caused by Tamboran’s issuance of common stock in connection with the transaction; the ultimate timing, outcome and results of integrating the operations of Tamboran and Falcon; the effects of the business combination of Tamboran and Falcon, including the combined company’s future financial condition, results of operations, strategy and plans; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approvals of the transaction; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the transaction. Expectations regarding business outlook, including changes in strategies for the combined company’s operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. These factors are not necessarily all of the factors that could cause Tamboran or Falcon actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Tamboran’s or Falcon’s results. Additional factors that could cause results to differ materially from those described above can be found in Tamboran’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission (the “SEC”) and available from Tamboran’s website at www.tamboran.com under the “Investor Relations” tab, and in other documents Tamboran files with the SEC; and in Falcon’s annual information form for the year ended December 31, 2024, which is on SEDAR+ and available from Falcon’s website at www.falconoilandgas.com under the “Investor Centre” tab, and in other documents Falcon files on SEDAR+. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Tamboran nor Falcon assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

8 No Offer or Solicitation Communications in this news release do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. None of the securities anticipated to be issued pursuant to the transaction have been or will be registered under the Securities Act, or any state securities laws, and any securities issued in the transaction are anticipated to be issued in reliance upon available exemptions from registration requirements pursuant to Section 3(a) (10) of the Securities Act and applicable exemptions under state securities laws. This announcement doe not constitute an offer to sell or the solicitation of an offer to buy any securities. Additional Information and Where You Can Find It In connection with the proposed transaction, Tamboran and Falcon intend to file materials with the SEC and on SEDAR+, as applicable. Tamboran intends to file a preliminary Proxy Statement on Schedule 14A (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies to obtain Tamboran stockholder approval of the Stock Issuance, and Falcon intends to file an information circular and proxy statement (the “Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Falcon shareholder approval of the proposed transaction. After the Proxy Statement is cleared by the SEC, Tamboran intends to mail a definitive Proxy Statement to the stockholders of Tamboran. This news release is not a substitute for the Proxy Statement, the Circular or for any other document that Tamboran or Falcon may file with the SEC or on SEDAR+ and/or send to Tamboran’s stockholders and/or Falcon’s shareholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TAMBORAN AND FALCON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY TAMBORAN AND/OR FALCON WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TAMBORAN, FALCON, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS. Stockholders of Tamboran and shareholders of Falcon will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Tamboran and/or Falcon with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Tamboran will be available free of charge from Tamboran’s website at www.tamboran.com under the “Investor Relations” tab or by contacting Tamboran’s Investor Relations Department at +61 2 8330 6626 or Investors@tamboran.com. Copies of documents filed on SEDAR+ by Falcon will be available free of charge from Falcon’s website at www.falconoilandgas.com under the “Investor Centre” tab or by contacting Falcon’s Investor Relations Department at +353 1 676 8702.

9 Participants in the Solicitation Tamboran, Falcon and their respective directors and certain of their respective executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Tamboran’s stockholders and Falcon’s shareholders in connection with the transaction. Information regarding the executive officers and directors of Tamboran is included in its definitive proxy statement for its 2024 annual meeting in the sections entitled “Corporate Governance,” “Executive and Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management,” which was filed with the SEC on October 17, 2024; in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Tamboran’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, which was filed with the SEC on September 25, 2025; and other documents subsequently filed by Tamboran with the SEC. Information regarding the executive officers and directors of Falcon is included in its management information circular and proxy statement for its 2025 annual meeting which was filed on SEDAR+ on July 28, 2025. To the extent holdings of Tamboran common stock by the directors and executive officers of Tamboran have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, the Circular and other materials when they are filed on SEDAR+ in connection with the transaction. Free copies of these documents may be obtained as described in the paragraphs above.